SUPPLEMENT DATED NOVEMBER 18, 2013 TO

THE PROSPECTUS DATED NOVEMBER 8, 2013

INCAPITAL UNIT TRUST, SERIES 37

Zacks Select Equity Income Portfolio, 4Q 2013 (the “Trust”)

File No. 333-191623

Notwithstanding anything to the contrary in the Prospectus, as of November 14, 2013, shares of MV Oil Trust (ticker: MVO) have been removed from the Trust’s portfolio.

In addition, notwithstanding anything to the contrary in the Prospectus, the security selection process has been modified to exclude entities organized as grantor trusts for tax purposes from the universe of securities that may be selected by the Trust.

Lastly, notwithstanding anything to the contrary in the Prospectus, the following hereby replaces the information under “Hypothetical Performance Information–Hypothetical Comparison of Total Return” and “Hypothetical Performance Information–Hypothetical Comparison of Average Annual Return for Periods Ending December 31, 2012”:

Hypothetical Comparison of Total Return*

Year	Hypothetical Strategy Total Returns	S&P 500® Index Total Returns
2003	26.39%	28.67%
2004	20.45%	10.87%
2005	7.51%	4.91%
2006	17.01%	15.78%
2007	-3.33%	5.49%
2008	-30.41%	-36.99%
2009	33.01%	26.47%
2010	20.52%	15.08%
2011	-0.23%	2.09%
2012	11.05%	15.99%
2013 (9/30)	4.33%	19.80%

Hypothetical Comparison of Average Annual Return for Periods Ending December 31, 2012*

Period	Hypothetical Strategy Average Annual Return	S&P 500® Index Average Annual Return
3 Year	9.75%	10.87%
5 Year	4.12%	1.66%
10 Year	8.52%	7.10%

* The hypothetical strategy returns have been provided by Zacks Investment Research and the S&P 500 Index returns have been provided by Bloomberg.

Please keep for future reference.